Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information
Entity Registrant Name	InspireMD, Inc.
Entity Central Index Key	0001433607
Document Type	S-1
Document Period End Date	Dec 31, 2011
Amendment Flag	true
Amendment Description	Amendment No. 6 to Form S-1
Current Fiscal Year End Date	--12-31
Is Entity's Reporting Status Current?	Yes
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 5,094	$ 636
Restricted cash	91	250
Accounts receivable:
Trade	2,284	852
Other	118	75
Prepaid expenses	72	3
Inventory:
On hand	2,061	1,704
On consignment	110	371
Total current assets	9,830	3,891
PROPERTY, PLANT AND EQUIPMENT, net	420	282
NON-CURRENT ASSETS:
Deferred debt issuance costs		15
Fund in respect of employee rights upon retirement	215	167
Total non-current assets	215	182
Total assets	10,465	4,355
CURRENT LIABILITIES:
Current maturities of long-term loans	94	355
Accounts payable and accruals :
Trade	814	1,103
Other	2,217	1,509
Advanced payment from customers	316	559
Loans from shareholders		20
Deferred revenues		398
Total current liabilities	3,441	3,944
LONG-TERM LIABILITIES:
Long term loan		75
Liability for employees rights upon retirement	270	206
Convertible loan		1,044
Total long-term liabilities	270	1,325
Total liabilities	3,711	5,269
EQUITY (CAPITAL DEFICIENCY):
Common stock, par value $0.0001 per share; 125,000,000 shares authorized; 68,178,946 and 49,863,801 shares issued and outstanding at December 31, 2011 and 2010, respectively	7	5
Additional paid-in capital	43,388	21,057
Accumulated deficit	(36,641)	(21,976)
Total equity (capital deficiency)	6,754	(914)
Total liabilities and equity (less capital deficiency)	$ 10,465	$ 4,355

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Statement of Financial Position [Abstract]
Common stock, par value	$ 0.0001	$ 0.0001
Common stock, authorized	125,000,000	125,000,000
Common stock , issued	68,178,946	49,863,801
Common stock , outstanding	68,178,946	49,863,801

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Statement [Abstract]
REVENUES	$ 6,004	$ 4,949	$ 3,411
COST OF REVENUES	3,011	2,696	2,291
GROSS PROFIT	2,993	2,253	1,120
OPERATING EXPENSES:
Research and development	2,474	1,338	1,330
Selling and marketing	1,973	1,236	1,040
General and administrative (including $8,542, $869, $65 of share based compensation for the years ended December 31, 2011, 2010 and 2009, respectively)	12,275	2,898	1,467
Total operating expenses	16,722	5,472	3,837
LOSS FROM OPERATIONS	(13,729)	(3,219)	(2,717)
FINANCIAL EXPENSES (INCOME), net	934	154	(40)
LOSS BEFORE TAX EXPENSES	(14,663)	(3,373)	(2,677)
TAX EXPENSES	2	47	47
NET LOSS	$ (14,665)	$ (3,420)	$ (2,724)
NET LOSS PER SHARE - basic and diluted	$ (0.24)	$ (0.07)	$ (0.06)
WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES USED IN COMPUTING NET LOSS PER SHARE - basic and diluted	61,439,700	49,234,528	47,658,853

Consolidated Statements of Operations (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Statement [Abstract]
General and administrative, share based compensation	$ 8,542	$ 869	$ 65

Consolidated Statements Changes in Equity (Capital Deficiency) (USD $) In Thousands, except Share data		Ordinary Shares		Additional paid-in capital	Accumulated deficit	Total
Beginning Balance at Dec. 31, 2008		$ 5		$ 15,961	$ (15,832)	$ 134
Beginning Balance (in shares) at Dec. 31, 2008		47,061,936
Net loss					(2,724)	(2,724)
Exercise of options by employees	[1]	0		0		0
Exercise of options by employees (in shares)		458,722
Employee and non-employee share-based compensation expenses				594		594
Redemption of beneficial conversion feature of convertible loan				(308)		(308)
Issuance of ordinary shares, net of issuance cost		0	[1]	965		965
Issuance of ordinary shares, net of issuance cost (in shares)		817,722
Ending Balance at Dec. 31, 2009		5		17,212	(18,556)	(1,339)
Ending Balance (in shares) at Dec. 31, 2009		48,338,380
Net loss					(3,420)	(3,420)
Employee and non-employee share-based compensation expenses				1,640		1,640
Issuance of ordinary shares, net of issuance cost		0	[1]	1,781		1,781
Issuance of ordinary shares, net of issuance cost (in shares)		1,525,421
Issuance of warrants, net of issuance costs				424		424
Ending Balance at Dec. 31, 2010		5		21,057	(21,976)	(914)
Ending Balance (in shares) at Dec. 31, 2010		49,863,801
Net loss					(14,665)	(14,665)
Exercise of options by employees		0	[1]	1,500		1,500
Exercise of options by employees (in shares)		1,000,000
Employee and non-employee share-based compensation expenses		1		11,605		11,606
Employee and non-employee share-based compensation expenses (in shares)		2,993,785
Issuance of ordinary shares, net of issuance cost		0	[1]	805		805
Issuance of ordinary shares, net of issuance cost (in shares)		802,866
Issuance of shares and warrants, net of issuance costs		1		7,653		7,654
Issuance of shares and warrants, net of issuance costs (in shares)		12,992,269
Conversion of convertible loans		0		768		768
Conversion of convertible loans (in shares)		526,225
Ending Balance at Dec. 31, 2011		$ 7		$ 43,388	$ (36,641)	$ 6,754
Ending Balance (in shares) at Dec. 31, 2011		68,178,946

[1]	* Represents an amount less than $1

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (14,665)	$ (3,420)	$ (2,724)
Adjustments required to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	89	91	89
Loss from sale of property, plant and equipment	15
Change in liability for employees right upon retirement	58	42	42
Financial expenses (income)	897	94	(224)
Share-based compensation expenses	9,590	1,620	562
Loss (gains) on amounts funded in respect of employee rights upon retirement, net	8	(11)	(10)
Changes in operating asset and liability items:
Decrease (increase) in prepaid expenses	(69)	36	(32)
Decrease (increase) in trade receivables	(1,432)	337	(969)
Decrease (increase) in other receivables	(50)	9	(27)
Decrease in inventory on consignment	261	722	330
Increase in inventory on hand	(357)	(758)	(241)
Increase (decrease) in trade payables	(371)	196	612
Decrease in deferred revenues	(398)	(1,577)	(507)
Increase (decrease) in other payable and advance payment from customers	421	(91)	1,554
Net cash used in operating activities	(6,003)	(2,710)	(1,545)
CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease (increase) in restricted cash	159	52	(272)
Purchase of property, plant and equipment	(139)	(81)	(34)
Proceeds from sale of property, plant and equipment	41		4
Amounts funded in respect of employee rights upon retirement, net	(48)	(17)	(44)
Net cash provided (used) in investing activities	13	(46)	(346)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of shares and warrants, net of issuance costs of $1,014, $78 and $11 in the years ended December 31, 2011, 2010 and 2009, respectively	10,564	2,245	976
Exercise of options	1,500
Proceeds from long-term loan, net of $41 issuance costs			419
Proceeds from convertible loan at fair value through profit or loss, net of $60 issuance costs		1,073
Repayment of long term loan	(375)	(281)
Repayment of loans from shareholders	(20)		(20)
Repayment of convertible loans	(1,000)		(720)
Net cash provided by financing activities	10,669	3,037	655
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(221)	(21)	41
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,458	260	(1,195)
BALANCE OF CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	636	376	1,571
BALANCE OF CASH AND CASH EQUIVALENTS AT END OF YEAR	5,094	636	376
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Taxes on income paid	37	56
Interest paid	24	30	88
SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES -
Receivables on account of shares			20
Conversion of convertible loan into shares	668
Purchasing of property, plant and equipment in credit and in consideration of share based payment	$ 144

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statement of Cash Flows [Abstract]
Proceeds from issuance of shares and warrants, issuance costs	$ 1,014	$ 78	$ 11
Proceeds from convertible loan, net of issuance costs		60
Proceeds from long-term loan, issuance costs			$ 41

Description of Business	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Description of Business

NOTE 1 - DESCRIPTION OF BUSINESS

InspireMD, Inc., formerly Saguaro Resources, Inc., (hereafter - the “Company”), a public company, is a Delaware corporation formed on February 29, 2008.  On March 28, 2011, the Company changed its name to InspireMD, Inc.

On December 29, 2010, the Company entered into a Share Exchange Agreement (hereafter - the “Exchange Agreement”) by and among the Company and InspireMD Ltd., a limited company incorporated under the laws of the State of Israel in April 2005.  Subsequent to the date of execution of the Exchange Agreement, shareholders of InspireMD, Ltd., holding 91.7% of InspireMD Ltd.’s issued and outstanding ordinary shares, executed a joinder to the Exchange Agreement and became parties thereto (hereafter - the “InspireMD Shareholders”).  Pursuant to the Exchange Agreement, on March 31, 2011, the InspireMD Shareholders transferred all of their ordinary shares in InspireMD Ltd. to the Company in exchange for 46,471,907 newly issued shares of common stock of the Company (hereafter - the “Initial Share Exchange”).  In addition, the remaining holders of InspireMD Ltd.’s ordinary shares separately transferred all of their ordinary shares of InspireMD Ltd. to the Company, in exchange for an aggregate of 4,194,756 newly issued shares of common stock of the Company (hereafter - the “Follow Up Share Exchange” and, together with the Initial Share Exchange, the “Share Exchange”).  As a result of the Share Exchange, InspireMD Ltd. became a wholly owned subsidiary of the Company.

The Share Exchange is being accounted for as a reverse recapitalization, equivalent to the issuance of stock by InspireMD Ltd., for the net monetary assets of the Company.  Accordingly, the historical financial statements of the Company reflect the historical operations and financial statements of InspireMD Ltd.

The Company, together with its subsidiaries, is a medical device company focusing on the development and commercialization of its proprietary stent platform technology, MGuard™.  MGuard™ provides embolic protection in stenting procedures by placing a micron mesh sleeve over a stent.  The Company’s initial products are marketed for use in patients with acute coronary syndromes, notably acute myocardial infarction (heart attack) and saphenous vein graft coronary interventions (bypass surgery).  The Company markets its products through distributors in international markets, mainly in Europe and Latin America.

In addition, the Company operates in Germany through its wholly-owned subsidiary InspireMD GmbH, a German limited liability company incorporated in November 2007, where the Company subcontracts the manufacturing of its stents.

Management of the Company believes that funds available at December 31, 2011, together with anticipated cash flows, will fund the Company’s operations through the second quarter of 2013. Thereafter, to fund operations or to expand the breadth of the Company’s present business, it will need to raise further capital, through the sale of additional equity securities or otherwise.  Future capital requirements and the adequacy of its available funds will depend on many factors, including its ability to successfully commercialize its MGuardTM products, competing technological and market developments, and the need to enter into collaborations with other companies or acquire other companies or technologies to enhance or complement its product offerings. However, the Company may be unable to raise sufficient additional capital when needed or raise capital on favorable terms. The terms of any securities issued by the Company in future financings may be more favorable to new investors, and may include preferences, superior voting rights and the issuance of warrants or other derivative securities, which may have a further dilutive effect on the holders of any of our securities then outstanding.  If we are unable to obtain adequate funds on reasonable terms, we may be required to curtail operations significantly, possibly postpone or halt our US Food and Drug Administration clinical trial or obtain funds by entering into financing agreements on unattractive terms.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Significant Accounting Policies

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

a.	Accounting principles

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (hereafter - “US GAAP”).

b.	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates using assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting periods. Actual results could differ from those estimates.

As applicable to these consolidated financial statements, the most significant estimates and assumptions relate to revenue recognition including provision for returns, legal contingencies, estimation of the fair value of share-based compensation and estimation of the fair value of a convertible loan.

c.	Functional currency

The currency of the primary economic environment in which the operations of the Company and its subsidiaries are conducted is the US dollar (hereafter - “$” or “dollar”).  Accordingly, the functional currency of the Company and of the subsidiaries is the dollar.

The dollar figures are determined as follows: transactions and balances originally denominated in dollars are presented in their original amounts.  Balances in foreign currencies are translated into dollars using historical and current exchange rates for non-monetary and monetary balances, respectively. The resulting translation gains or losses are recorded as financial income or expense, as appropriate. For transactions reflected in the statements of operations in foreign currencies, the exchange rates at transaction dates are used. Depreciation and changes in inventories and other changes deriving from non-monetary items are based on historical exchange rates.

d.	Principles of consolidation

The consolidated financial statements include the accounts of the Company and of its subsidiaries. Intercompany transactions and balances, have been eliminated upon consolidation.

e.	Cash and cash equivalents

The Company considers all highly liquid investments, which include short-term bank deposits, (up to three months from date of deposit), that are not restricted as to withdrawal or use, to be cash equivalents.

f.	Restricted cash

The Company maintains certain cash amounts restricted as to withdrawal or use, related to long-term loan and credit cards. Restricted cash is denominated in US dollars and New Israel Shekel (hereafter - “NIS”).

g.	Concentration of credit risk and allowance for doubtful accounts

Financial instruments that may potentially subject the Company to a concentration of credit risk consist of cash, cash equivalents and restricted cash, which are deposited in major financial institutions in United States of America (hereafter - “US”), Israel and Germany, and trade accounts receivable. The Company’s trade accounts receivable are derived from revenues earned from customers from various countries. The Company performs ongoing credit evaluations of its customers’ financial condition and, generally, requires no collateral from its customers. The Company also has a credit insurance policy for some of its customers. The Company maintains an allowance for doubtful accounts receivable based upon the expected ability to collect the accounts receivable. The Company reviews its allowance for doubtful accounts quarterly by assessing individual accounts receivable and all other balances based on historical collection experience and an economic risk assessment. If the Company determines that a specific customer is unable to meet its financial obligations to the Company, the Company provides an allowance for credit losses to reduce the receivable to the amount management reasonably believes will be collected. To mitigate risks the Company deposits cash and cash equivalents with high credit quality financial institutions.

Provisions for doubtful debts are netted against “Accounts receivable-trade.”

h.	Inventory

Inventories include finished goods, work in process and raw materials.  Inventories are stated at the lower of cost (cost is determined on a “first-in, first-out” basis) or market value. The Company’s inventories generally have a limited shelf life and are subject to impairment as they approach their expiration dates. The Company regularly evaluates the carrying value of the Company’s inventories and when, in the Company’s opinion, factors indicate that impairment has occurred, the Company establishes a reserve against the inventories’ carrying value. The Company’s determination that a valuation reserve might be required, in addition to the quantification of such reserve, requires management to utilize significant judgment. To date, inventory adjustments have not been material.  In respect to inventory on consignment, see Note 2(k).

i.	Property, plant and equipment

Property, plant and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets: over three years for computers and other electronic equipment, five years for vehicles and seven to fifteen years for office furniture and equipment, and machinery and equipment (mainly seven years). Leasehold improvements are amortized on a straight-line basis over the term of the lease, which is shorter than the estimated life of the improvements.

j.	Impairment of property, plant and equipment

The Company reviews its property, plant and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the sum of the expected future cash flows (undiscounted and without interest charges) of the Property, plant and equipment is less than the carrying amount of such assets, an impairment loss would be recognized, and the assets would be written down to their estimated fair values.

To date, the Company has not recorded any impairment charges relating to its property, plant and equipment.

k.	Revenue recognition

Revenue is recognized when delivery has occurred, evidence of an arrangement exists, title and risks and rewards for the products are transferred to the customer, collection is reasonably assured and when product returns can be reliably estimated. When product returns can be reliably estimated a provision is recorded, based on historical experience, and deducted from revenues. The provision for sales returns and related costs are included in “Accounts payable and accruals - other” under “Current liabilities", and "Inventory on consignment", respectively.

When returns cannot be reliably estimated, both related revenues and costs are deferred, and presented under "Deferred revenues" and "Inventory on consignment", respectively.

As of December 31, 2011, there is no deferred revenue in the balance sheet since, as of this date, the rate of returns can be reliably estimated.

The Company’s revenue arrangements may contain delivery of free products upon the achievement of sales targets. Each period, the Company estimates the amount of free products these distributors will be entitled based upon the expected achievement of sales targets and deferrers a portion of revenues accordingly.

The Company recognizes revenue net of value added tax (VAT).

l.	Research and development costs

Research and development costs are charged to the statement of operations as incurred.

m.	Share-based compensation

Employee option awards are classified as equity awards and accounted for using the grant-date fair value method. The fair value of share-based awards is estimated using the Black-Scholes valuation model, which is expensed over the requisite service period, net of estimated forfeitures. The Company estimates forfeitures based on historical experience and anticipated future conditions.

The Company elected to recognize compensation expenses for awards with only service conditions that have graded vesting schedules using the accelerated multiple option approach.

The Company accounts for equity instruments issued to third party service providers (non-employees), by recording the fair value of the options granted using an option pricing model, at each reporting period, until rewards are vested in full. The expense is recognized over the vesting period using the accelerated multiple option approach.

However, when the expense relates to options granted to third parties as consideration for introducing investors to the Company, (hereafter - “Finder's services”) the expense is recorded at its fair value in Equity, as issuance costs.

In addition, certain share-based awards of the Company are performance based and dependent upon achieving certain goals. In  respect to these awards the company  estimates  the expected pre-vesting award probability that the performance conditions will be achieved. The Company only recognizes expense for the shares which are expected to vest.

n.	Uncertain tax positions

The Company follows a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit. If under the first step a tax provision is assessed to be more likely than not of being sustained on audit second step is applied, under which the tax benefit is measured as the largest amount that is more than 50% likely of being realized upon ultimate settlement. Such liabilities are classified as long-term, unless the liability is expected to be resolved within twelve months from the balance sheet date. The Company’s policy is to include interest and penalties related to unrecognized tax benefits within financial expenses.

o.	Deferred Income taxes

Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of differences between the financial accounting and tax bases of assets and liabilities under the applicable tax laws, and on tax rates anticipated to be in effect when the deferred taxes are expected to be paid or realized. The Company assesses realization of deferred income tax assets and, based on all available evidence, concludes whether it is more likely than not that the net deferred income tax assets will be realized. A valuation allowance is provided for the amount of deferred income tax assets not considered to be realizable.

The Company may incur additional tax liability in the event of intercompany dividend distributions by its subsidiary. Such additional tax liability in respect of these foreign subsidiaries has not been provided for in these financial statements as it is the Company’s policy to permanently reinvest the subsidiaries’ earnings and to consider distributing dividends only when this can be facilitated in connection with a specific tax opportunity that may arise.

Taxes which would apply in the event of disposal of investments in the foreign subsidiary have not been taken into account in computing the deferred taxes, as it is the Company’s intention to hold, and not to realize, this investment.

p.	Advertising

Costs related to advertising and promotion of products are charged to sales and marketing expense as incurred. Advertising expenses for the years ended December 31, 2011, 2010 and 2009 were $400, $467 and $275 thousand, respectively.

q.	Net loss per share

Basic and diluted net loss per share is computed by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year. The calculation of diluted net loss per share excludes potential ordinary shares as the effect is anti-dilutive. Potential ordinary shares are comprised of incremental ordinary shares issuable upon the exercise of share options, warrants and convertible loans.

For the years ended December 31, 2011, 2010 and 2009, all outstanding options, warrants and convertible loan have been excluded from the calculation of the diluted loss per share since their effect was anti-dilutive. The total number of ordinary shares related to outstanding options, warrants and convertible loans excluded from the calculations of diluted loss per share were 21,626,451, 9,502,111 and 5,877,388 for the years ended December 31, 2011, 2010 and 2009, respectively.

r.	Segment reporting

The Company has one operating and reportable segment.

s.	Factoring of receivables

During the years ended December 31, 2011 and 2010, the Company entered into factoring agreements amounting to $1,200 and $942 thousand, respectively with certain banking institutions on a non-recourse basis. The factoring of trade receivables under these agreements were accounted for as sales. Under the terms of these factoring agreements, the Company transferred ownership of eligible trade receivables without recourse to the respective banking institutions in exchange for cash. Proceeds on the transfers reflect the face value of the account less a discount. The discounts, amounting to $12 and $37 thousand during the years ended December 31, 2011 and 2010, respectively were recorded to “Financial expenses - net” within the Consolidated Statements of Operations.

The receivables sold pursuant to these factoring agreements are excluded from trade receivables on the Consolidated Balance Sheets and are reflected as cash provided by operating activities on the Consolidated Statements of Cash Flows. The banking institution had no recourse to the Company’s assets for failure of debtors to pay when due.

The related commissions on the sales of trade receivables sold under these factoring agreements amounting to $23 and $4 thousand during the years ended December 31, 2011 and 2010, respectively were recorded to “financial expenses – net” within the Consolidated Statements of Operations.

t.	Fair value measurement:

The Company measures fair value and discloses fair value measurements for financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

u.	Recently issued accounting guidance not yet adopted

Fair Value Measurement

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRSs (hereafter - “ASU 2011-04”). ASU 2011-04 changes certain fair value measurement principles and clarifies the application of existing fair value measurement guidance. These amendments include, among others, (1) the application of the highest and best use and valuation premise concepts, (2) measuring the fair value of an instrument classified in a reporting entity’s shareholders’ equity and (3) disclosing quantitative information about the unobservable inputs used within the Level 3 hierarchy.

For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2011 on a prospective basis. For nonpublic entities, the amendments are effective for annual periods beginning after December 15, 2011.The Company will adopt ASU 2011-04 on January 1, 2012. The Company does not expect ASU 2011-04 to have a material effect on its consolidated financial statements.

Fair Value Measurment	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Fair Value Measurment

NOTE 3 - FAIR VALUE MEASURMENT

a.
The convertible loan (Note 6a) was initially recorded at a fair value of $1,133 thousand, and subsequently remeasured at fair value, with a decrease in fair value of $89 thousand, which is included in the profit and loss as of December 31, 2010.  During 2011 it was subsequently remeasured at fair value, with the increase in fair value of $624 included in the Consolidated Statements of Operations as of December 31, 2011. This security was measured at fair value on a recurring basis and classified in the "Significant Unobservable inputs" (Level 3) category.

b.
The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and other accrued liabilities approximate their fair value either because these amounts are presented at fair value or due to the relatively short-term maturities of such instruments. The carrying amount of the Company’s other financial long-term assets and other financial long-term liabilities approximate their fair value.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Property, Plant and Equipment

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT:

a.	Composition of assets, grouped by major classifications, is as follows:

	December 31
	2011	2010
	($ in thousands)
Cost:
Vehicles	$-	$44
Computer equipment	123	75
Office furniture and equipment	56	54
Machinery and equipment	597	416
Leasehold improvements	47	47
	823	636
Less - accumulated depreciation and amortization	(403)	(354)
Net carrying amount	$420	$282

b.	Depreciation and amortization expenses totaled approximately $89, $91 and $89 thousand for the years ended December 31, 2011, 2010 and 2009, respectively.

Liability For Employees Right Upon Retirement	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Liability For Employees Right Upon Retirement

NOTE 5 - LIABILITY FOR EMPLOYEES RIGHT UPON RETIREMENT

Israeli labor law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances.

Pursuant to section 14 of the Israeli Severance Compensation Act, 1963, some of the Company's employees are entitled to monthly deposits, at a rate of 8.33% of their monthly salary, made in their name with insurance companies. Payments in accordance with section 14 relieve the Company from any future severance payments in respect of these employees.

The severance pay liability of the Company for the rest of its employees, which reflects the undiscounted amount of the liability, is based upon the number of years of service and the latest monthly salary. The severance pay liability  is partly covered by insurance policies and by regular deposits with recognized severance payment funds. The Company may only make withdrawals from the amounts funded for the purpose of paying severance pay. The severance pay expenses were $155, $114 and $78 thousand in the years ended December 31, 2011, 2010 and 2009, respectively.

Defined contribution plan expenses were $197, $90 and $82 in the years ended December 31, 2011, 2010 and 2009, respectively. Gain (loss) on amounts funded in respect of employee rights upon retirement totaled to $(8), $11 and $10 thousand for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company expects contribution plan expenses in 2012 to be approximately $323 thousand.

Convertible Loans	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Convertible Loans

NOTE 6 - CONVERTIBLE LOANS

a.
In July 2010, InspireMD Ltd. entered into a Securities Purchase Agreement, pursuant to which InspireMD Ltd. issued (i) 8% Senior Convertible Debentures in the principal amount of $1.58 million (hereafter - the "Debentures") and (ii) three year warrants to purchase up to 1,014,513 shares of common stock  at an exercise price of $1.23 per share (as adjusted for the Share Exchange) (hereafter - "the Warrants") in exchange for aggregate gross proceeds of $1.58 million (hereafter, the “Convertible Debenture Transaction”). The Debentures accrued interest at the annual rate of 8% and were payable on the later of (i) two months following receipt by InspireMD Ltd. of a tax ruling from the Israeli Tax Authority that the issuance of shares of a US “shell company” in exchange for securities held by shareholders and option holders of InspireMD Ltd. would constitute a deferred tax event for InspireMD Ltd and/or its security holders or (ii) the six month anniversary of the issuance of the Debentures (the “Original Maturity Date”); provided however, that so long as the Company was not in default under the Debentures, InspireMD Ltd. had the right to extend the maturity date of the Debentures to nine months following the Original Maturity Date (the “Second Maturity Date”).

If InspireMD Ltd. completed a qualified financing in connection with a reverse merger prior to the Original Maturity Date, or the Second Maturity Date, if applicable, the holders of the Debentures had the option to convert the Debentures into shares of common stock of the surviving corporation at $1.50 per share or be repaid in cash.

In addition, provided that there was not an event of default, if InspireMD Ltd. completed a financing for at least $3 million prior to the Second Maturity Date, the Debentures would automatically convert into ordinary shares of InspireMD Ltd. at a 15% discount to the pricing of the new financing.

Finally, if an event of default had not occurred, and any Debenture was not previously converted, following the Second Maturity Date, such Debenture would automatically convert into ordinary shares of InspireMD Ltd. (i) if InspireMD Ltd. completed a financing for at least $3 million prior to the one year anniversary of the Second Maturity Date at a 15% discount to the pricing of the new financing or (ii) or if InspireMD Ltd. did not complete a financing for at least $3 million prior to the one year anniversary of the Second Maturity Date, at $10 per ordinary share.

Upon an event of default under the Debentures, the holders had the right to demand payment of all then unpaid principal and accrued but unpaid interest under the Debentures.

The Company elected to apply the fair value option  regarding the debentures  in accordance with Topic 825 (i.e. the Debenture will be measured at each balance sheet date at fair value and the changes in its fair value will be recorded in profit and loss). See Note 3.

The proceeds from the Convertible Debenture Transaction were allocated to the Debentures at their fair value with the residual proceeds ascribed to the Warrants as follows:

Debenture at fair value - $1,133 thousand.

Warrants - $447 thousand, net of $23 thousand direct transaction costs.

The issuance of the Warrants was recorded in the “Additional paid-in capital,” net of $23 thousand direct transaction costs allocated to the Warrants.

On March 31, 2011, holders of the Debentures surrendered $667,596 of outstanding principal and interest due under such Debentures in exchange for shares of common stock and warrants as part of the Company’s private placement on such date (hereafter - the “Debt Conversions”) as described in Note 10.

As a result of the Debt Conversions, there was $1 million of unpaid principal outstanding under the Debentures on March 31, 2011, which was repaid by the Company in May 2011, plus all accrued interest thereon.

b.
On January 4, 2011, InspireMD Ltd. entered into a convertible loan agreement with its distributor in Israel (hereafter - the “Lender”), in the amount of $100 thousand subject to the following conditions:

•	the convertible loan did not bear annual interest;

•
in the event of a share exchange or similar transaction, the Lender would have, at its sole discretion, the option to convert the loan into either (i) shares of the Company’s common stock at a price of $1.23 per share ($10 as relates to InspireMD Ltd.), or (ii) the Company’s product at a price of 400 euro per unit (which represents the market price for the Lender);

•
in the event that the Company did not close a share exchange or similar transaction by June 1, 2011, the Lender had the right to extend the loan and its terms for up to an additional 6 months (as noted in Note 1, the Exchange Agreement was closed on March 31, 2011); and

•	in no event was cash required to be repaid by the Company.

On June 1, 2011, the Lender surrendered $100 thousand of the convertible loan in exchange for 81,161 shares of common stock of the Company.

c.
In April 2008, InspireMD Ltd. entered into a convertible loan agreement with certain lenders. Under this agreement the lenders were issued convertible notes in the aggregate principal amount of $720 thousand, bearing annual interest of 10%, in exchange for $720 thousand. While the notes did not bear a maturity date, they were repayable on demand upon an event of default.The notes were convertible, at any time, into ordinary shares of InspireMD Ltd. at the option of the holders.

The notes were automatically convertible into ordinary shares of InspireMD Ltd. if InspireMD Ltd. completed a financing that resulted in at least $1 million (hereafter - “qualified financing”), at the lower conversion price of: (i) $1.48; or (ii) a discount of 30% on the price per share in such Qualified Financing.

The notes were also automatically convertible into ordinary shares of InspireMD Ltd. upon an initial public offering (hereafter – “IPO”) or upon a consolidation, merger or sale of all assets or shares of InspireMD Ltd. (hereafter - “exit transaction”), at the lower conversion price of: (i) $1.48; or (ii) a discount of 20% on the price per share in such exit transaction.

In accordance with ASC 470-20, “Debt with Conversion and Other Options”, the Company determined that a beneficial conversion feature existed at the issuance date of these notes, totaling $308 thousand. Because these notes do not have a stated redemption date (except on an event of default), and may be converted by the holder at any time, the beneficial conversion feature was recognized immediately on the issuance date as a financial expense, in the consolidated statements of operations.

In March 2009 (hereafter - “the Redemption Date”), these convertible notes were fully repaid (principal and accrued interest) due to a breach of the covenants by InspireMD Ltd. InspireMD Ltd. allocated the proceeds paid between the portion related to the redemption of the beneficial conversion feature and that related to the convertible loan, based on the guidance stipulated in ASC 470-20. The Company measured the portion allocated to the beneficial conversion feature based on the intrinsic value of the conversion feature at the extinguishment date, which amounted to $308 thousand (which equals the original beneficial conversion feature since the price of InspireMD Ltd.’s shares on the issuance date and the Redemption Date was the same). Accordingly, the difference between the amount allocated to the beneficial conversion feature plus the loan's carrying amount, and the cash paid, was recognized as financial income in the consolidated statements of operations.

Long-Term Loan	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Long-Term Loan

NOTE 7 - LONG-TERM LOAN

In January 2009, InspireMD Ltd. signed a loan agreement with Mizrahi Tefahot Bank.

According to the agreement InspireMD Ltd. is entitled to receive the following:

a.
A loan (hereafter - the “First Loan”) amounting to $750 thousand, bearing annual interest (quarterly paid) equal to Libor + 4%. The loan is payable in eight quarterly installments beginning April 2010.

b.
An additional loan (hereafter - the “Second Loan”) amounting to $750 thousand was to be received no later than August 3, 2009 and was subject to certain terms. InspireMD Ltd. did not meet the specific terms and therefore was not able to receive the second loan.

c.	A credit line amounting to $500 thousand for the purpose of financing export shipments. The credit line was not utilized by the Company.

In addition, according to the loan agreement, InspireMD Ltd. has an obligation to pay an additional $250 thousand in the following events:

a.	Liquidity Event of at least $100 million (as stipulated in the agreement) or

b.	IPO in which the Company's valuation is at least $100 million.

InspireMD Ltd. granted to the bank a floating lien of all of its assets, as well as a fixed lien of all its intellectual property and rights of future payments from the Company’s clients. InspireMD Ltd. also committed to maintain in its bank account a minimum of $250 thousand in order to support an estimated cash burn rate of 3 months of activity based on average monthly cash flow in the preceding 3 months. This amount was recorded in the consolidated balance sheet under “Restricted cash”. In November 2010 InspireMD Ltd. was asked by the bank, pursuant to its loan agreement, to grant a fixed lien to the bank in the amount of $300 thousand that would replace the $250 thousand of restricted cash since the actual cash burn rate was higher than the cash amount maintained in the Company’s bank account. The bank effectuated the transaction in January 2011.

In March 2012, following the complete repayment of the loan, Mizrahi Tefahot Bank approved the release of the floating lien.

On July 20, 2011, Mizrahi Tefahot Bank approved the release of a fixed lien in the amount of $300 thousand. Following the approval, $300 thousand of restricted cash was classified to cash and cash equivalents.

On February 2009 InspireMD Ltd. received the First Loan and according to the loan agreement issued 234,814 ordinary shares to the bank. Subsequently, InspireMD Ltd.has estimated the fair value of the First Loan, the Second Loan, the credit line and the 234,814 ordinary shares issued to the bank using the following assumptions:

1.	Discount rate of 25.13% per year calculated by using Altman-Z score model
2.	Probability of realizing the second loan - 40%
3.	Probability of realizing the credit line - 80%

The relative fair value of each component based on the valuation report is as follows:

1.	The First Loan - $540 thousand
2.	The Second Loan option - $20 thousand
3.	The credit line - $59 thousand
4.	The 234,814 ordinary shares issued to the bank - $290 thousand

The First Loan was subsequently measured at amortized cost on the basis of the effective interest method over the loan period.

The Second Loan option and the credit line have been recorded in the consolidated financial statements in “Financial expenses” during 2009.

The 234,814 ordinary shares were recorded as equity according to their fair market value at the time.

Direct transaction costs of $41 thousand are recorded as deferred debt issuance costs in the Consolidated Balance Sheet and amortized over the First Loan period.

As of December 31, 2011 the contractual maturity of the First Loan is $94 thousand which was paid in January 2012.

Related Parties Transactions	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Related Parties Transactions

NOTE 8 - RELATED PARTIES TRANSACTIONS:

a.
In January 2009, InspireMD Ltd. signed a sub-lease agreement with a company controlled by the Company's shareholders, for a period of 12.5 months, for a monthly rent payment of $1 thousand. In 2010, the rent period was extended for an additional year, and the rent payments increased by 10%. In 2011, the rent period was extended for an additional year.

b.
On May 6, 2008, InspireMD Ltd. entered into a consultancy agreement (hereafter - the “2008 Consultancy Agreement”) for marketing services with a member of the immediate family of the CEO. Pursuant to the 2008 Consultancy Agreement, InspireMD Ltd. paid a fixed hourly fee of $45 (154 NIS) in Israel and a fixed daily fee of $400 when traveling  abroad with respect to the consulting services. On September 1, 2011, effective April 1, 2011, the 2008 Consultancy Agreement was terminated and InspireMD Ltd. entered into a new consultancy agreement pursuant to which the controlling shareholder would be retained to serve as the Company’s vice president of sales. Pursuant to the agreement, she would be entitled to a monthly consultancy fee of $12,500 from April 1, 2011 through June 30, 2011 and is entitled to a monthly consultancy fee of $15,500 thereafter. The 2011 Consultancy Agreement has no termination date, but may be terminated without cause by InspireMD Ltd. upon 30 days’ notice, and may be terminated with cause by InspireMD Ltd. immediately, upon the occurrence of certain events, such as a breach of fiduciary duties owed to the Company.

c.	During 2007, InspireMD Ltd. received a loan of $40 thousand from its controlling shareholders. Half of the loan was paid during 2009, and the second half was paid during 2011.

d.
On April 1, 2005, InspireMD Ltd. entered into employment agreements with the Company’s president and the Company’s CEO (both are shareholders). Such employment agreements were subsequently amended on October 1, 2008 (in the case of the Company’s CEO) and March 28, 2011 (in the case of the both the president and the CEO). Pursuant to these employment agreements, as amended on March 28, 2011, each officer was entitled to a monthly gross salary of $15,367. Each officer was also entitled to certain social and fringe benefits as set forth in the employment agreements, which totaled 25% of their gross salary, as well as a company car. Each officer was also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and board of directors’ approval. Each officer was eligible to receive stock options pursuant to his agreement following its six month anniversary, subject to board approval. If such officer’s employment was terminated with or without cause, he was entitled to at least six months’ prior notice, and would have been paid his salary and all social and fringe benefits in full during such notice period.

On April 1, 2011, the employment agreement with each of the Company's president and CEO was terminated and the Company entered into a consultancy agreement with each of the Company's president and CEO for a monthly consulting fee of $21,563 for each officer.

At the request of the compensation committee, each of the Company's CEO and president agreed, effective as of December 1, 2011, to terminate his consultancy agreement, be compensated as an employee and enter into a new employment agreement on substantially the same terms as each officer’s consultancy agreement.

e.
During the second half of 2008, InspireMD Ltd. decreased the salaries for most of its employees due to the economic slowdown. InspireMD Ltd. also decreased the salaries of the president and CEO. Their salaries were decreased 25%, and an additional 25% was accrued and recorded in “Accounts payable-trade.” The accrued amounts were fully paid as of the December 31, 2010.

In September 2009, the 25% decrease in salaries described above was cancelled.

f.	InspireMD Ltd. entered into a new license agreement to use a unique stent design developed by an American company own by a former director of InspireMD Ltd. (hereafter - “MGuard Prime”). See Note 9b.

g.	Certain directors of the Company were granted options to purchase shares of the Company’s common stock, see Note 10.

h.	Balances with related parties:

	December 31
	2011	2010
	($ in thousands)
Current liabilities:
Trade payable	$2	$3
Other accounts payable	$22	$121
Loans from shareholders		$20

i.	Transactions with related parties:

	Year ended December 31
	2011	2010	2009
	($ in thousands)
Expenses:
Share based compensation	$8,212	$236	$-
Salaries and related expenses	$147	$241	$152
Consulting fee	$445	$226	$194
Financial expenses			$1
Rent income	$(16)	$(15)	$(13)

Commitment and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Commitment and Contingent Liabilities

NOTE 9 - COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Lease commitments:

1)	The Company leases its current premises for a period beginning February, 2007 and ending February, 2012.

The Company signed an agreement in December 2011 to lease its future premises for a period beginning January 2012, and ending December 2014.

“Rent expense” included in the Statement of Operations totaled approximately $119, $131 and $126 thousand for the years ended December 31, 2011, 2010 and 2009, respectively.

As of December 31, 2011, the aggregate future minimum lease obligations of office rent under non-cancelable operating leases agreements were as follows:

($ in thousands)
Year Ended December 31:
2012	$265
2013	250
2014	250
$765

2)	The Company leases the motor vehicles under non-cancelable operating lease agreements.

As of December 31, 2011, the aggregate future minimum lease obligations for motor vehicles under non-cancelable operating leases agreements were as follows:

($ in thousands)
Year Ended December 31:
2012	$39
2013	37
2014	17
$93

b.	License Agreement:

In March 2010, the Company entered into a new license agreement to use a unique stent design developed by an American company owned by a former director of InspireMD Ltd. (hereafter - “MGuard Prime”). According to the agreement, the licensor is entitled to receive 7% royalties for sales outside the US and inside the US as follows: 7% royalties for the first $10 million of net sales and 10% royalties of net sales exceeding the first $10 million. The Company began manufacturing the MGuard Prime during the last quarter of 2010.

c.	Fixed Lien

As of December 31, 2011 the Company had fixed liens amounting to $91 thousand to Bank Mizrahi and Bank Leumi in connection with the Company’s credit cards.

d.	Litigation:

The Company is a party to various claims arising in the ordinary course of its operations in the aggregate amount of $10 thousand.  The Company has not recorded an expense related to damages in connection with these matters because management, after considering the views of its legal counsel as well as other factors, is of the opinion that a loss to the Company is neither probable nor is an amount or range of loss that is estimable.

In February 2011, representatives of a third party indicated that they intend to seek damages from the Company in connection with certain finders’ fees that they claim are owed to them. The claimants’ demand was for approximately $1 million. The claimants’ most recent settlement demand, conveyed in April 2011, was for a total of $250 thousand in cash and 250,000 shares of the company common stock. To date, no lawsuit has been filed and the Company has not accrued an expense in connection with this matter because the Company’s management, after considering the views of its legal counsel as well as other factors, is of the opinion a loss to the Company is neither probable nor is an amount or range of loss that is estimable.

In March 2009, a service provider submitted a claim against the Company in the amount of $150 thousand in the Magistrate’s Court in Tel Aviv, claiming a success fee for assistance in locating potential investors and lenders with respect to a loan agreement entered into with a bank.  On April 11, 2011, the Company received a court ruling directing the Company to pay the service provider an amount of $105 thousand. Since both parties had claims against the court ruling, they renegotiated and on June 5, 2011, signed a settlement agreement according to which the Company paid $96 thousand and issued 18,785 shares of common stock valued at $51 thousand. The Company has recorded an expense of $147 thousand for the year ended December 31, 2011 in “General and administrative” within the Consolidated Statements of Operations.

In November 2010, a former senior employee submitted a claim against the Company in the total amount of $430 thousand and options to purchase 2,029,025 shares of the Company at an exercise price of $0.001 per share in the Magistrate’s Court in Tel Aviv, claiming unpaid back wages and commissions. The fair value of those options was valued using the Black-Scholes valuation model at $2.5 million as of the period he claimed to be entitled to the options. The Company’s management after considering the views of its legal counsel as well as other factors has recorded a provision of $20 thousand in the financial statements in 2009 and is of the opinion an additional loss to the Company is neither probable nor is an amount or range of loss that is estimable.

In November 2010, a former alleged founder and legal advisor of the Company submitted a claim against the Company for options to purchase 496,056 shares of the Company at an exercise price of $0.001 per share in the Magistrate’s Court in Tel Aviv. The fair value of those options was estimated using the Black-Scholes valuation model at $134 thousand as of the grant date.  It was during 2005 and 2006 that the Company first became aware of the events that gave rise to this litigation.  Also, during this time, the Company had discussions with the plaintiffs on an informal basis.  The Company’s management, after considering the views of its legal counsel as well as other factors, has recorded a share-based compensation expense of $134 thousand recorded in the year ended December 31, 2006, in respect of services allegedly provided in 2005 and 2006.

In November 2010, a former legal advisor of the Company submitted in the Magistrate’s Court in Tel Aviv a claim against the Company in the total amount of $53 thousand due to a breach of employment promise.  It was during 2005 and 2006 that the Company first became aware of the events that gave rise to this litigation.  Also during this time, the Company had discussions with the plaintiff on an informal basis.  The Company’s management, after considering the views of its legal counsel as well as other factors, has recorded a provision in the amounting to $53 thousand recorded in the year ended December 31, 2006.The Company, based upon the opinion of its legal counsel has recorded a provision of $53 thousand allocated to the year ended December 31, 2006.

In regards to the two claims against the Company submitted by a former alleged founder and legal advisor of the Company, in November 2010, described above, following a mediation meeting held in January 2012, the parties reached the following settlement agreement: (i) the plaintiff shall be the owner of options to purchase 194,786 shares of common stock of the Company and withdraw its claim for the remaining 301,272 options; and (ii) the Company would withdraw its counterclaim against the plaintiff.  In January 2012, the District Court in Tel Aviv approved the aforesaid settlement and a corresponding judgment was given by the court.  Following the aforementioned meeting held in January 2012, the parties reached a settlement agreement according to which the plaintiff would withdraw its claim in its entirety.  A motion to approve such settlement was filed with the Labor Court in Tel Aviv in January 2012. Following the settlement agreement, as of December 31, 2011, the provision in the amount of $53 thousand was reversed.

In February 2011, a finder submitted a claim against the Company in the amount of $327 thousand in the Magistrate’s Court in Tel Aviv, claiming a future success fee and commission for assistance in finding the Company's distributor in Brazil.  The Company’s management, after considering the views of its legal counsel as well as other factors, has recorded a provision of $327 thousand in the financial statements in 2011.  The related expense has been recorded to “General and administrative” within the Consolidated Statements of Operations.  On October 5, 2011, the Company filed a counter claim against the plaintiff in the amount of $29 thousand.

In August 2011, a former senior employee submitted to the Regional Labor Court in Tel Aviv a claim against the Company for (i) a compensation of $118 thousand; and (ii) a declaratory ruling that he is entitled to exercise 486,966 options to purchase the Company’s shares of common stock at an exercise price of $0.001 per option. After consulting with its legal advisor the Company is unable to assess the probable outcome of this claim.

In November 2011, a previous finder of InspireMD Ltd. (hereafter - the “Subsidiary”) submitted to the Magister Court in Tel Aviv a claim against the Company, the Subsidiary and the Company’s President and CEO for a declaratory ruling that it is entitled to convert 13,650 options to purchase the Subsidiary’s ordinary shares in an exercise price of $3.67 per option into 110,785 of the Company's common stock at an exercise price of $0.45 per option, and to convert 4,816 options to purchase the Subsidiary’s ordinary shares in an exercise price of $10 per option into 39,087 of common stock at an exercise price of $1.23 per option. After consulting with its legal advisor the Company is unable to assess the probable outcome of this claim.

In December 2011, a statement of claim against the Company submitted by an alleged employee, regarding 584,357 options to purchase the Company's shares. The Company filed its defense in this case on March 11, 2012. After consulting the views of its legal counsel as well as other factors, the Company is unable to assess the probable outcome of this claim.

Equity (Capital Deficiency)	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Equity (Capital Deficiency)

NOTE 10 – EQUITY (CAPITAL DEFICIENCY)

a.	Share capital

As of December 31, 2011 the Company has authorized 130,000,000 shares of capital stock, par value $0.0001 per share, of which 125,000,000 are shares of common stock and 5,000,000 are shares of “blank check” preferred stock.

b.	Share exchange and private placement agreements and share issuance

As noted in Note 1 above, in connection with the Share Exchange,  the Company issued 50,666,663 shares of its common stock in exchange for 6,242,754 ordinary shares of InspireMD Ltd., which represented all of InspireMD Ltd.’s outstanding shares, resulting in InspireMD Ltd. became a wholly owned subsidiary of the Company.

In connection with the Share Exchange, the Company also assumed all of InspireMD Ltd.’s obligations under InspireMD Ltd.’s outstanding stock options.  Immediately prior to the Share Exchange, InspireMD Ltd. had outstanding stock options to purchase an aggregate of 937,256 ordinary shares, which outstanding options became options to purchase an aggregate of 7,606,770 shares of common stock of the Company after giving effect to the Share Exchange.  In addition, three-year warrants to purchase up to 125,000 ordinary shares of InspireMD Ltd. at an exercise price of $10 per share were assumed by the Company and converted into warrants to purchase 1,014,500 shares of the Company’s common stock at an exercise price of $1.23 per share.

In connection with the closing of the Share Exchange, the Company sold 6,454,002 shares of its common stock at a purchase price of $1.50 per share and five-year warrants to purchase up to 3,226,999 shares of common stock at an exercise price of $1.80 per share in a private placement to accredited investors (the “Private Placement”).

As part of the Private Placement, certain holders of the Debentures surrendered $667,596 of outstanding principal and interest due under such Debentures in exchange for 445,064 shares of common stock and warrants to purchase an aggregate of 225,532 shares of common stock (the “Debt Conversions”). The number of shares of common stock and warrants issued in connection with the Debt Conversions are included in the aggregate figures for the Private Placement. As a result, the Company received aggregate cash proceeds of $9,013,404 in the Private Placement.

In connection with the Share Exchange, the Company also entered into a stock escrow agreement with certain stockholders, pursuant to which these stockholders deposited 1,015,622 shares of common stock held by them and warrants to purchase 832,500 shares of common stock into escrow. These shares and warrants were to be released to the Company for cancellation or surrender to an entity designated by the Company should the Company have $10 million in consolidated revenue, as certified by the Company’s independent auditors, during the first 12 months following the closing of the Private Placement, yet fail, after a good faith effort, to have the Company’s common stock approved for listing on a national securities exchange. If the Company failed to record at least $10 million in consolidated revenue during the first 12 months following the closing of the Private Placement or have its common stock listed on a national securities exchange within 12 months following the closing on the Private Placement, these escrowed shares were to be released back to the stockholders.

As it appeared unlikely that the Company would satisfy the revenue threshold set forth above, on November 16, 2011, the Company's board of directors approved the release of the 1,015,622 shares of common stock and warrants to purchase 832,500 shares of common stock then held in escrow in order to immediately increase the Company's public float.

In connection with the Share Exchange, the Company issued certain consultants five-year warrants to purchase up to an aggregate of 2,500,000 shares of common stock at an exercise price of $1.50 per share in consideration for consulting services related to the Share Exchange, which warrants have a fair value of $1.5 million. The expenses related to the issuance of the warrants are recorded as share-based compensation and treated as issuance costs.

In connection with the Private Placement, the Company paid placement agent fees of approximately $300 thousand and issued five-year warrants to purchase 373,740 shares of the Company’s common stock at an exercise price of $1.80 per share to the placement agent for this Private Placement.  The fair value of the warrants is $212 thousand.

During the first quarter of 2011 and prior to the Share Exchange, InspireMD Ltd. raised approximately $990 thousand and issued approximately 803,000 ordinary shares through private placements.

On April 18, 2011, the Company issued 666,667 shares of its common stock and five-year warrants to purchase 333,333 shares of the Company’s common stock at an exercise price of $1.80 per share, for an aggregate purchase price of $1.0 million in a private placement.

On April 18, 2011, the Company issued 283,334 shares of its common stock and five-year term warrants to purchase 141,667 shares of the Company’s common stock at an exercise price of $1.80 per share, for an aggregate purchase price of $425 thousand in a private placement.

In connection with the above-referenced transactions from April 18, 2011, the Company paid placement agent fees of approximately $471 thousand which were recorded as issuance costs and five-year term warrants to purchase 57,000 shares of the Company common stock at an exercise price of $1.80 per share to the placement agent in this private placement. The fair value of those warrants amounting to $67 thousand is estimated using the Black-Scholes valuation model.

On April 21, 2011, the Company issued 33,333 shares of its common stock, and five-year term warrants to purchase 16,667 shares of the Company’s common stock at an exercise price of $1.80 per share, for an aggregate purchase price of $50 thousand in a private placement.

On October 31, 2011, the stockholders approved the authorization of the board of directors, in its discretion, to amend the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio of one-for-two to one-for-four, such ratio to be determined by the board of directors (hereafter - the “Reverse Stock Split”), which approval will allow the board of directors to effect the Reverse Stock Split any time prior to the Company’s annual meeting of stockholders in 2012.

As of December 31, 2011, the Company had yet to effect the Reverse Stock Split.

c.	Share Based Compensation

1)
On March 28, 2011, the board of directors and stockholders of the Company adopted and approved the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “Umbrella Plan”).  Under the Umbrella Plan, the Company reserved 9,468,100 shares of the Company’s common stock as awards to the employees, consultants, and service providers to the Company and its subsidiaries and affiliates worldwide.  At a special meeting of stockholders of the Company held on October 31, 2011, the stockholders approved an amendment to the Umbrella Plan to add an additional 5,531,900 shares of common stock to a total of 15,000,000 shares.

The Umbrella Plan currently consists of three components, the primary plan document that governs all awards granted under the Umbrella Plan, and two appendices: (i) Appendix A, designated for the purpose of grants of stock options and restricted stock to Israeli employees, consultants, officers and other service providers and other non-US employees, consultants, and service providers, and (ii) Appendix B, which is the 2011 US Equity Incentive Plan, designated for the purpose of grants of stock options and restricted stock awards to US employees, consultants, and service providers who are subject to the US income tax.

The Umbrella Plan is administered by the compensation committee of the board of directors. Unless terminated earlier by the board of directors, the Umbrella Plan will expire on March 27, 2021.

US federal income tax consequences relating to the transactions described under the Umbrella Plan are set forth in Section 409A, which was added to the Internal Revenue Code of 1986, as amended (hereafter - the “Code”) and treasury regulations in 2004 to regulate all types of deferred compensation.  If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax.  Certain stock options and certain types of restricted stock are subject to Section 409A of the Code.

Israel income tax consequences of awards of options under the Umbrella Plan is general and does not purport to be complete.  Pursuant to the current Section 102 of the Ordinance, which came into effect on January 1, 2003, options may be granted through a trustee (i.e.,   Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options).

2)	As of December 31, 2011, the Company had reserved 6,514,504 ordinary shares for issuance under the plans. The following table summarizes information about warrants and share options to employees:

	2011		2010		2009
	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise Price	Number of warrants and options	Weighted average exercise Price
Outstanding - beginning of year	3,502,097	$0.69	2,057,430	$0.65	2,447,166	$0.53
Granted*	6,292,416	1.92	1,785,543	0.62	227,251	0.79
Forfeited	(723,489)	1.68	(340,876)	0.65	(158,264)	0.85
Exercised	(1,000,000)	1.5	-	-	(458,723)	-
Outstanding - end of year	8,071,024	$1.4	3,502,097	$0.69	2,057,430	$0.65
Exercisable at the end of the year	2,868,463	$0.71	2,204,536	$0.74	1,034,129	$0.3

The following table summarizes information about warrants and share options to non-employees:

	2011		2010		2009
	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise Price	Number of warrants and options	Weighted average exercise Price
Outstanding - beginning of year	4,697,606	$0.39	3,739,908	$0.2	3,382,142	$0.1
Granted*	3,963,322	1.48	1,079,440	1.21	357,766	1.07
Forfeited	(258,904)	0.62	(121,742)	-	-	-
Exercised	-	-	-	-	-	-
Outstanding - end of year	8,402,024	$0.98	4,697,606	$0.39	3,739,908	$0.2
Exercisable at the end of the year	8,199,858	$0.96	4,635,583	$0.4	3,439,944	$0.12

* Including 1,450,000 and 97,394 options with performance conditions to employees and non-employees, respectively, see Note 2m.

The following table provides additional information about all warrants and options outstanding and exercisable:

	Outstanding as of December 31, 2011
Exercise price	Warrants and Options outstanding	Weighted average remaining contractual life (years)	Warrants and Options exercisable
0-0.001	3,545,783	5.09	3,205,923
0.01	-	-	-
0.183	205,012	3.64	205,012
0.188	334,545	4.23	334,545
0.45	-	-	-
0.655	149,869	-	149,869
0.99	584,357	6.26	584,357
1.23	3,855,042	4.60	3,381,606
1.5	3,175,264	4.19	2,581,161
1.725	14,608	7.00	14,608
1.75	81,161	4.42	-
1.8	490,407	4.29	490,407
1.93	255,000	4.48	-
1.95	3,227,000	9.88	120,833
2.00	40,000	4.67	-
2.1	10,000	10	-
2.5	500,000	9.53	-
2.6	5,000	4.48	-
	16,473,048	5.80	11,068,321

The weighted average of the remaining contractual life of total vested and exercisable warrants and options for the year ended December 31, 2011 is 4.41 years.

The aggregate intrinsic value of the total outstanding warrants and options as of December 31, 2011 is $16,433 thousand. The aggregate intrinsic value of the total exercisable warrants and options as of December 31, 2011 is $14,179 thousand.

The total intrinsic value of options exercised during the year ended December 31, 2011 was $800 thousand. No options were exercised during the years ended December 31, 2010 and 2009.

The total cash received from a director as a result of stock option exercise for the year ended December 31, 2011 was $1,500 thousand. See Note 10i.

The weighted average fair value of warrants and options granted was approximately $0.89, $0.82 and $0.96 for the years ended December 31, 2011, 2010 and 2009, respectively. The weighted average fair value of warrants and options granted was estimated by using the Black-Scholes option-pricing model.

3)	The following table sets forth the assumptions that were used in determining the fair value of options granted to employees for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31
	2011	2010	2009
Expected life	0.17-6.5 years	5.25-6 years	5.54-6 years
Risk-free interest rates	0.03%-2.79%	1.7%-2.69%	1.7%-2.49%
Volatility	55%-71%	79%-80%	75%-79%
Dividend yield	0%	0%	0%

The following table sets forth the assumptions that were used in determining the fair value of warrants and options granted to non-employees for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31
	2011	2010	2009
Expected life	1-10 years	9.7-10 years	9-10 years
Risk-free interest rates	1.02%-3.39%	2.65%-3.01%	3.4%-3.59%
Volatility	53%-62%	87%	86%-91%
Dividend yield	0%	0%	0%

The expected term for most of the options granted - plain vanilla was determined using the simplified method, which takes into consideration the option’s contractual life and the vesting periods (for non-employees the expected term is equal to the option’s contractual life), since the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

The Company estimates its forfeiture rate based on its employment termination history, and will continue to evaluate the adequacy of the forfeiture rate based on analysis of employee turnover behavior, and other factors (for non-employees the forfeiture rate is nil). The annual risk free rates are based on the yield rates of zero coupon non-index linked US Federal Reserve treasury bonds as both the exercise price and the share price are in US Dollar terms.  The Company’s expected volatility is derived from historical volatilities of companies in comparable stages as well as companies in the industry. Each Company’s historical volatility is weighted based on certain factors and combined to produce a single volatility factor used by the Company.

4)
As of December 31, 2011, the total unrecognized compensation cost on employee and non-employee stock options, related to unvested stock-based compensation amounted to approximately $4,187 thousand. This cost is expected to be recognized over a weighted-average period of approximately 1.78 years. This expected cost does not include the impact of any future stock-based compensation awards.

The following table summarizes the allocation of total share-based compensation expense in the consolidated statements of operations:

	Year ended December 31
	2011	2010	2009
	($ in thousands)
Cost of revenues	$350	$160	$49
Research and development	267	536	356
Sales and marketing	431	55	92
General and administrative	8,542	869	65
	$9,590	$1,620	$562

The Company recorded an amount of $1,955, $20 and $32 thousand of share based compensation in the additional paid-in capital in the years ended December 31, 2011, 2010 and 2009, respectively.

The Company recorded an amount of $62 thousand of share based compensation as part of the fixed assets in the year ended December 31, 2011.

5)
On July 11, 2011, the board of directors of the Company appointed Mr. Sol J. Barer as a new director, (hereafter - “Director A”), with a term expiring at the Company’s 2012 annual meeting of stockholders. In connection with his appointment, Director A was granted an option to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $1.50 per share, (hereafter - the “$1.50 Option”).  The $1.50 Option was exercisable immediately until September 30, 2011. In calculating the fair value of options granted under share-based remuneration arrangements the Company used the following assumptions: dividend yield of 0% and expected term of 0.11 year; expected volatility of 53%; and risk-free interest rate of 0.17%.

In addition, in connection with his appointment, Director A was granted an option to purchase 500,000 shares of common stock at an exercise price of $2.50 per share, the closing price of the common stock on the date of grant (hereafter - the “$2.50 Option”), subject to the terms and conditions of the 2011 US Equity Incentive Plan, a sub-plan of the Company’s 2011 new Option Plan approved on March 28, 2011 (hereafter -  “2011 Umbrella Option Plan”). The $2.50 Option vests and becomes exercisable in three equal annual installments beginning on the one-year anniversary of the date of grant, provided that in the event that Director A is either (i) not reelected as a director at the Company’s 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at the Company’s 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date Director A fails to be reelected or nominated. The $2.50 Option has a term of 10 years from the date of grant. In calculating the fair value of options granted under share-based remuneration arrangements the Company used the following assumptions: dividend yield of 0% and expected term of 5.5-6 years in each year; expected volatility of 62%-63%; and risk-free interest rate of 1.67%-1.85%.

The fair value of the options granted to the above-mentioned new director, using the Black-Scholes option-pricing model, was approximately $1.7 million.

On September 28, 2011, Director A exercised the $1.50 Option to purchase 1,000,000 shares of common stock, resulting in gross proceeds to the Company of $1.5 million.

On November 16, 2011 the Company’s board of directors approved the appointment of Director A as the chairman of the board of directors. In connection with his appointment as chairman of the board of directors, the Company issued Director A 2,900,000 shares of common stock and 2,900,000 stock options to purchase shares of Common Stock at an exercise price of $1.95 per share, the closing price of the Common Stock on the date of grant. The fair value of the above granted shares is approximately $5.7 million and will be recorded as an expense in the financial statements ended December 31, 2011. In calculating the fair value of options granted under share-based remuneration arrangements the Company used the following assumptions: dividend yield of 0% and expected term of 5.5 years in each year; expected volatility of 61.6%; and risk-free interest rate of 1.07%. The options have terms of 10 years from the date of grant, and the vesting terms are as follows: tranche A vests and become exercisable in twenty four equal monthly installments, tranches B and C - vests and become exercisable upon meeting certain performance conditions. The fair value of the options granted above, using the Black-Scholes option-pricing model was approximately $3.1 million.

6)
On August 5, 2011 and effective August 8, 2011, the Board appointed another two new directors (hereafter - “Director B” and “Director C”).  Director B was appointed for with a term expiring at the Company’s 2012 annual meeting of stockholders and Director C was appointed for a term expiring at the Company’s 2013 annual meeting of stockholder. In connection with their appointment, the directors were each granted an option to purchase shares of Common Stock at an exercise price of $1.95 per share, the closing price of the Common Stock on the date of grant (hereafter - the “$1.95 Options”). The grant to Director B was for 100,000 shares and is subject to the terms and conditions of the 2011 US Equity Incentive Plan, a sub-plan of the Company’s 2011 Umbrella Option Plan. The grant to Director C was for 25,000 shares and is subject to the 2006 Employee Stock Option Plan, a sub-plan of the Company’s 2011 Umbrella Option Plan. The $1.95 Options vests and become exercisable in two equal annual installments beginning on the one-year anniversary of the date of grant. In the case of Director B’s option, in the event that the Director B is either (i) not reelected as a director at the Company’s 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at the Company’s 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date of Director B’s failure to be reelected or nominated. In the case of Director C’s option, in the event that Director C is required to resign from the Board due to medical reasons, the option vests and becomes exercisable on the date of Director C’s resignation for medical reasons.  The $1.95 Options have terms of 10 years from the date of grant.

In calculating the fair value of options granted under share-based remuneration arrangements, the Company used the following assumptions: dividend yield of 0% and expected term of 3-4 years in each year; expected volatility of 67%-70%; and risk-free interest rate of 0.45%-0.78%.

The fair value of the options granted to the above-mentioned new directors, using the Black-Scholes option-pricing model, is approximately $118,000.

In addition, on August 5, 2011, 324,644 stock options were granted to former directors at a cash exercise price of $1.23 per share replacing 324,644 stock options held by former directors that expired during the second quarter of 2011.  The options had terms of five years. In calculating the fair value of options granted under share-based remuneration arrangements the Company used the following assumptions: dividend yield of 0% and expected term of 5 years; expected volatility of 62%; and risk-free interest rate of 1.23%.

The fair value of the options granted to the above-mentioned former directors, using the Black-Scholes option-pricing model is approximately $445,000.

7)
During 2011, the Company entered into investor relations consulting agreements (hereafter - the “Consulting Agreements”) with investor relations companies (hereafter - the “Advisors”) to provide investor relations services.  Pursuant to the Consulting Agreements, in addition to monthly fees in a range of $3,000 - $15,000, the Company issued to the Advisors:

•	a one-year warrant to purchase 81,161 shares of common stock of the Company at an exercise price of $1.23 per share, valued at $21,000
•
50,000 restricted shares of the Company’s common stock, valued at $62,000, and a five-year warrant to purchase 50,000 shares of common stock of the Company at an exercise price of $1.50 per share, valued at $30,000.

•	25,000 shares of the Company’s common stock, valued at $68,750.

The Company recorded share-based compensation expenses of $181,750 related to these issuances.

Taxes On Income	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Taxes On Income

NOTE 11 - TAXES ON INCOME

a.	Tax laws applicable to the Company and its subsidiaries

Taxation in the United States

InspireMD Inc. is taxed under US tax laws.

Taxation in Israel

InspireMD Ltd. is taxed under the Israeli income tax ordinance.

On December 6, 2011, the “Tax Burden Distribution Law” Legislation Amendment (2011) was published in the Official Gazette. Under this law, the previously approved gradual decrease in the corporate tax rate was cancelled. The Corporate tax rate will increase to 25% beginning 2012.

Taxation in Germany

InspireMD GmbH is taxed according to the tax laws in Germany. Accordingly, the applicable tax rates are corporate tax rate of 15.825% and trade tax rate of 15%.

b.	Tax rate applicable to the Company

Amendment of the Law for the Encouragement of Capital Investments, 1959

The Israeli Law for Encouragement of Capital Investments, 1959 (hereafter - the “law”) was amended as part of the Economic Policy Law for the years 2011-2012, which was passed in the Knesset (the Israeli parliament) on December 29, 2010 (hereafter - the “amendment”). The amendment becomes effective as from January 1, 2011.

The amendment sets alternative benefit tracks to the ones currently in place under the provisions of the Law, as follows: investment grants track designed for enterprises located in national development zone A and two new tax benefits tracks (preferred enterprise and a special preferred enterprise), which provide for application of a unified tax rate to all preferred income of the company, as defined in the amendment.

The tax rates at company level, under the law:

Years	Development Zone A	Other Areas in Israel

"Preferred enterprise"
2011-2012	10%	15%
2013-2014	7%	12.5%
2015 and thereafter	6%	12%
"Special Preferred Enterprise"
commencing 2011	5%	8%

The benefits granted to the preferred enterprises will be unlimited in time, unlike the benefits granted to special preferred enterprises, which will be limited for a period of 10 years. The benefits shall be granted to companies that will qualify under criteria set in the amendment; for the most part, those criteria are similar to the criteria that were set in the law prior to its amendment.

Under the transitional provisions of the amendment, an Israeli company will be allowed to continue and enjoy the tax benefits available under the law prior to its amendment until the end of the period of benefits, as defined in the law. The company will be allowed to set the "year of election" no later than tax year 2012, provided that the minimum qualifying investment commenced not later than the end of 2010.  On each year during the period of benefits, the company will be able to opt for application of the amendment, thereby making available to itself the tax rates as above. Company's opting for application of the amendment is irrecoverable.

Measurement of results for tax purposes under the Income Tax (Inflationary Adjustments Law), 1985 (“Inflationary Adjustments Law”), in Israel

Pursuant to the Israel Income Tax Law (Adjustments for Inflation), 1985 (hereinafter - the Adjustments Law), the results for tax purposes have been measured through 2007 on a real basis, based on changes in the Israel Consumer Price Index. The Company is taxed under this law.

Under the Israel Income Tax Law (Adjustments for Inflation) (Amendment No. 20), 2008 (hereinafter - the amendment), the provisions of the Adjustments Law will no longer apply to the Company in the 2008 tax year and thereafter, and therefore, the results of the Company will be measured for tax purposes in nominal terms. The amendment includes a number of transition provisions regarding the end of application of the Adjustments Law, which applied to the company through the end of the 2007 tax year.

c.	Carry forward tax losses

As of December 31, 2011, InspireMD Ltd. had a net carry forward tax loss of approximately $19 million. Under Israeli tax laws, the carry forward tax losses of the InspireMD Ltd. can be utilized indefinitely. InspireMD GmbH had a net carry forward tax loss of approximately $10 thousand. Under German tax laws, the carry forward tax losses of the subsidiary can be utilized indefinitely. InspireMD, Inc. had a net carry forward tax loss of approximately $500 thousand.

d.	Tax assessments

The Company and its subsidiaries have not been assessed for tax purposes since incorporation.

e.	The components of loss before income taxes are as follows:

	Year ended December 31
	2011	2010	2009
	($ in thousands)
Profit (loss) before taxes on income:
InspireMD, Inc.	$(7,029)	$-	$-
InspireMD Ltd.	(7,636)	(3,115)	(2,624)
InspireMD GmbH	2	(258)	(53)
	$(14,663)	$(3,373)	$(2,677)

Current taxes on income

The tax expenses in the amount of $2, $47 and $47 thousand for the years ended December 31, 2011, 2010 and 2009, respectively, are in respect of non-US operations.

Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the regular tax rates applicable to the company in Israel (see c. above), and the actual tax expense:

	Year ended December 31
	2011	2010	2009
	($ in thousands)
Loss before taxes on income, as reported in the statements of operations	$14,663	$3,373	$2,677
Theoretical tax benefit	(4,985)	(1,147)	(910)
Increase in tax benefit resulting from permanent differences	594	431	92
Increase in taxes on income resulting from the computation of deferred taxes at a rate which is different from the theoretical rate	(116)	62	24
Increase (decrease) in uncertain tax positions - net	(53)	30	30
Decrease in theoretical tax benefit resulting from subsidiaries different tax rate	1,385	304	214
Change in corporate tax rates, see c above	(545)	-	481
Change in valuation allowance	3,722	367	116
	$2	$47	$47

As of December 31, 2011, 2010 and 2009, the Company determines that it was more likely than not that the benefit of the operating losses would not be realized and consequently, management concluded that full valuation allowance should be established regarding the Company's deferred tax assets.

The changes in the valuation allowance for the years ended December 31, 2011 and 2010:

	Year ended December 31
	2011	2010
	($ in thousands)
Balance at the beginning of the year	$3,196	$2,829
Changes during the year	3,722	367
Balance at the end of the year	$6,918	$3,196

f.	Accounting for Uncertain Tax position

Following is a reconciliation of the total amounts of the Company's unrecognized tax benefits during the years ended December 31, 2011 and 2010:

	December 31
	2011	2010
	($ in thousands)
Balance at beginning of year	$60	$30
Increase in unrecognized tax benefits
as a result of tax positions taken during the year		30
Decrease in unrecognized tax benefits
as a result of tax positions taken during a prior year	(60)
Balance at end of year	$-	$60

All of the above amounts of unrecognized tax benefits would affect the effective tax rate if recognized.

A summary of open tax years by major jurisdiction is presented below:

Jurisdiction	Years
US	2008-2011
Israel	2006-2011
Germany	2008-2011

g.	Deferred income tax:

	December 31
	2011	2010
	($ in thousands)
Short-term :
Allowance for doubtful accounts	$37	$36
Provision for vacation and recreation pay	69	38
	106	74
Long-term :
R&D expenses	522	531
Share based compensation	276
Carry forward tax losses	6,000	2,582
Accrued severance pay, net	14	9
	6,812	3,122
Less-valuation allowance	(6,918)	(3,196)
	$-	$-

Supplementary Financial Statement Information	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Supplementary Financial Statement Information

NOTE 12 - SUPPLEMENTARY FINANCIAL STATEMENT INFORMATION:

Balance sheets:

	December 31
	2011	2010
	($ in thousands)
a. Accounts receivable:

1) Trade:
Open accounts	$2,426	$998
Allowance for doubtful accounts	(142)	(146)
	$2,284	$852
2) Other:
Due to government institutions	$68	$56	*
Advance payments to suppliers	32
Fund in respect of employee right upon retirement		8
Other	18	11
	$118	$75

* The amount was subsequently paid in January 2011.

b.       Inventories:

	December 31
	2011	2010
	($ in thousands)
Finished goods	$741	$957
Work in process	1,044	573
Raw materials and supplies	276	174
	$2,061	$1,704

c.       Inventory on consignment

The changes in inventory on consignment during the years ended December 31, 2011 and 2010 are as follows:

As of December 31, 2011 and 2010 Inventory on consignment included an amount of $110 thousand and $371 thousand, respectively related to products sales for which product returns could not be reliably estimated with the remainder  relating to products sales for which returns were reliably estimated.

	Year ended December 31
	2011	2010
	($ in thousands)
Balance at beginning of year	$371	$1,093
Costs of revenues deferred during the year	110	326
Costs of revenues recognized during the year	(371)	(1,048)
Balance at end of year	$110	$371

d.       Accounts payable and accruals - others:
	December 31
	2011	2010
	($ in thousands)
Employees and employee institutions	$376	$375
Accrued vacation and recreation pay	271	147
Accrued expenses	1,267	632
Due to government institutions	3	100
Liability for employees rights upon retirement		7
Provision for returns	231	150
Taxes payable	69	98
	$2,217	$1,509

e.       Deferred revenues

The changes in deferred revenues during the years ended December 31, 2011 and 2010 are as follows:

	Year ended December 31
	2011	2010
	($ in thousands)
Balance at beginning of year	$398	$1,975
Revenue deferred during the year		320
Revenue recognized during the year	(398)	(1,897)
Balance at end of year	$-	$398

Statements of Operation:

f.        Financial expenses (income), net:

	Year ended December 31
	2011	2010	2009
	($ in thousands)
Bank commissions	$63	$83	$18
Interest income	(36)	(1)	(1)
Exchange rate differences	177	(33)	30
Interest expense	730	105	221
Redemption of beneficial
conversion feature of convertible loan			(308)
	$934	$154	$(40)

Entity Wide Disclosure	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Entity Wide Disclosure

NOTE 13 - ENTITY WIDE DISCLOSURES

The Company operates in one operating segment.

Disaggregated financial data is provided below as follows:

(1) Revenues by geographic area and
(2) Revenues from principal customers.

Revenues are attributed to geographic areas based on the location of the customers. The following is a summary of revenues by geographic areas:

	Year ended December 31
	2011	2010	2009
	($ in thousands)

India	$1,083	$-	$-
Israel	730	119	-
Italy	313	390	668
Cyprus	60	7	337
Pakistan	5	193	477
Poland	268	1,446	-
Other	3,545	2,794	1,929
	$6,004	$4,949	$3,411

By principal customers:

	Year ended December 31
	2011	2010	2009
Customer A	18%	-%	-%
Customer B	12%	2%	-%
Customer C	5%	8%	20%
Customer D	1%	-%	10%
Customer E	-%	4%	14%
Customer F	4%	29%	-%

All tangible long lived assets are located in Israel.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Subsequent Events

NOTE 14 - SUBSEQUENT EVENTS:

On January 30, 2012, the Company appointed a new director (hereafter - “Director D”) to our board of directors.  In connection to his appointment, we issued Director D an option to purchase 100,000 shares of our common stock, which will vest one-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that he is (i) not reelected as a director at our 2014 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2014 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.

The Company used the following assumptions: dividend yield of 0% and expected term of 5.5-6.5 years in each year; expected volatility of 58-60%; and risk-free interest rate of 1.01-1.26%. The options have terms of 10 years from the date of grant, and the fair value of the options granted above, using the Black-Scholes option-pricing model was approximately $106 thousand.

In March 1, 2012, the Company granted an employee and a distributer 40,000 and 77,915 options with performance conditions, respectively.

As to the above grants, the Company used the following assumptions: dividend yield of 0%; expected term of 5.5-6.5 years and 2 years in each year, respectively; expected volatility of 57-58% and 47%, respectively; and risk-free interest rate of 1.03-1.3% and 0.3%, respectively. The options have terms of 10 years and 2 years from the date of grant, respectively, and the fair value of the options granted above, using the Black-Scholes option-pricing model was approximately $42 thousand and $68 thousand, respectively.

In February 2012, Leumi Bank approved the release of a fixed lien in the amount of $53 thousand.